UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

February 26, 2009
Date of Report
(Date of earliest event reported)

NOVELL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-13351 (Commission File Number)	87-0393339 (IRS Employer Identification Number)

404 Wyman Street, Suite 500
Waltham, MA 02451
(Address of principal executive offices and zip code)

(781) 464-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Explanatory Note

Novell, Inc. (“Novell”) is filing this amendment to Form 8-K with the Securities and Exchange Commission for the purpose of correcting page 9 of 11 of Exhibit 99.1 to Novell's 8-K filed on February 26, 2009.

Item 2.02 Results of Operations and Financial Condition.

On February 26, 2009, Novell, Inc. issued a press release reporting financial results for the first quarter of fiscal 2009. Subsequently, a transpositional error was found with respect to “Net revenue: Services” in the “Identity and Security Management” and “Systems and Resource Management” columns of the Consolidated Unaudited Condensed Segment Results Table (page 9 of 11) for the fiscal quarter ended October 31, 2008. This error caused certain other numbers to be misstated in the “Identity and Security Management” and “Systems and Resource Management” columns of the Table for the fiscal quarter ended October 31, 2008. The corrected version of that Table is set forth below.

                                                                                                                                  Page 9 of 11
                                                                         Novell, Inc.
                                                      Consolidated Unaudited Condensed Segment Results
                                                         (in thousands, except per share data)

                                                                            Fiscal Quarter Ended January 31, 2009
                                     -----------------------------------------------------------------------------------------------------------

                                                         Identity           Systems
                                   Open Platform       and Security       and Resource                             Common
                                     Solutions    %     Management   %     Management   %      Workgroup    %   Unallocated     Total      %
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------
Net revenue:
  Software licenses                   $      -      -     $ 5,967   15.7     $ 9,136   20.1    $ 13,164   14.6    $      -    $ 28,267   13.2
  Maintenance and subscriptions         37,111   89.5      22,319   58.8      31,116   68.5      68,269   75.8           -     158,815   73.9
  Services                               4,351   10.5       9,700   25.5       5,151   11.3       8,587    9.5           -      27,789   12.9
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------
Total net revenue                       41,462  100.0      37,986  100.0      45,403  100.0      90,020  100.0           -     214,871  100.0
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------

Cost of revenue:
  Software licenses                          -      -         537    1.4         832    1.8         678    0.8         479       2,526    1.2
  Maintenance and subscriptions          1,849    4.5       2,007    5.3       2,833    6.2       3,514    3.9       2,696      12,899    6.0
  Services                               5,844   14.1      10,050   26.5       4,471    9.8      10,617   11.8         490      31,472   14.6
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------
Total cost of revenue                    7,693   18.6      12,594   33.2       8,136   17.9      14,809   16.5       3,665      46,897   21.8
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------

Gross profit                            33,769   81.4      25,392   66.8      37,267   82.1      75,211   83.5      (3,665)    167,974   78.2
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------

Operating expenses:
  Sales and marketing                        -      -           -      -           -      -           -      -      76,894      76,894   35.8
  Product development                   14,299   34.5       8,336   21.9      11,339   25.0       8,913    9.9       2,505      45,392   21.1
  General and administrative                 -      -           -      -           -      -           -      -      24,195      24,195   11.3
  Other operating expenses                   -      -           -      -           -      -           -      -       7,849       7,849    3.7
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------
Total operating expenses                14,299   34.5       8,336   21.9      11,339   25.0       8,913    9.9     111,443     154,330   71.8
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------

Income (loss) from operations         $ 19,470   47.0    $ 17,056   44.9    $ 25,928   57.1    $ 66,298   73.6  $ (115,108)   $ 13,644    6.3
                                     ========== ======  ========== ======  ========== ======  ========== ======  ==========  ========== ======

                                                                            Fiscal Quarter Ended October 31, 2008
                                     -----------------------------------------------------------------------------------------------------------

                                                         Identity           Systems
                                   Open Platform       and Security       and Resource                            Common
                                     Solutions    %     Management   %     Management   %      Workgroup   %    Unallocated    Total      %
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------
Net revenue:
  Software licenses                   $      -      -    $ 16,042   31.9    $ 13,650   27.3    $ 21,670   21.1    $      -    $ 51,362   21.0
  Maintenance and subscriptions         36,849   88.5      21,283   42.3      31,467   62.9      70,057   68.2           -     159,656   65.2
  Services                               4,809   11.5      12,976   25.8       4,914    9.8      11,019   10.7           -      33,718   13.8
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------
Total net revenue                       41,658  100.0      50,301  100.0      50,031  100.0     102,746  100.0           -     244,736  100.0
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------

Cost of revenue:
  Software licenses                          -      -       2,036    4.0       1,210    2.4         788    0.8         757       4,791    2.0
  Maintenance and subscriptions          2,476    5.9       2,701    5.4       2,789    5.6       2,547    2.5       2,352      12,865    5.3
  Services                               7,215   17.3      14,540   28.9       4,512    9.0      12,319   12.0       1,001      39,587   16.2
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------
Total cost of revenue                    9,691   23.3      19,277   38.3       8,511   17.0      15,654   15.2       4,110      57,243   23.4
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------

Gross profit                            31,967   76.7      31,024   61.7      41,520   83.0      87,092   84.8      (4,110)    187,493   76.6
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------

Operating expenses:
  Sales and marketing                        -      -           -      -           -      -           -      -      90,858      90,858   37.1
  Product development                   14,438   34.7      10,448   20.8      12,342   24.7      10,764   10.5       2,463      50,455   20.6
  General and administrative                 -      -           -      -           -      -           -      -      27,014      27,014   11.0
  Other operating expenses                   -      -           -      -           -      -           -      -      25,509      25,509   10.4
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------
Total operating expenses                14,438   34.7      10,448   20.8      12,342   24.7      10,764   10.5     145,844     193,836   79.2
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------

Income (loss) from operations         $ 17,529   42.1    $ 20,576   40.9    $ 29,178   58.3    $ 76,328   74.3  $ (149,954)   $ (6,343)  (2.6)
                                     ========== ======  ========== ======  ========== ======  ========== ======  ==========  ========== ======

                                                                            Fiscal Quarter Ended January 31, 2008
                                     -----------------------------------------------------------------------------------------------------------

                                                         Identity           Systems
                                   Open Platform       and Security       and Resource                            Common
                                     Solutions    %     Management   %     Management   %      Workgroup   %    Unallocated    Total      %
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------
Net revenue:
  Software licenses                   $      -      -    $ 12,626   26.8     $ 7,945   18.3    $ 19,631   18.9    $      -    $ 40,202   17.4
  Maintenance and subscriptions         31,136   84.6      19,716   41.9      29,096   67.1      70,119   67.6           -     150,067   65.0
  Services                               5,663   15.4      14,688   31.2       6,298   14.5      14,008   13.5           -      40,657   17.6
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------
Total net revenue                       36,799  100.0      47,030  100.0      43,339  100.0     103,758  100.0           -     230,926  100.0
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------

Cost of revenue:
  Software licenses                          -      -       1,170    2.5         714    1.6         968    0.9         247       3,099    1.3
  Maintenance and subscriptions          2,127    5.8       1,825    3.9       2,611    6.0       3,456    3.3         922      10,941    4.7
  Services                               8,883   24.1      16,180   34.4       4,523   10.4      12,995   12.5       1,320      43,901   19.0
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------
Total cost of revenue                   11,010   29.9      19,175   40.8       7,848   18.1      17,419   16.8       2,489      57,941   25.1
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------

Gross profit                            25,789   70.1      27,855   59.2      35,491   81.9      86,339   83.2      (2,489)    172,985   74.9
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------

Operating expenses:
  Sales and marketing                        -      -           -      -           -      -           -      -      88,005      88,005   38.1
  Product development                   13,921   37.8      11,459   24.4       7,818   18.0       8,533    8.2       3,004      44,735   19.4
  General and administrative                 -      -           -      -           -      -           -      -      27,397      27,397   11.9
  Other operating expenses                   -      -           -      -           -      -           -      -       4,367       4,367    1.9
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------
Total operating expenses                13,921   37.8      11,459   24.4       7,818   18.0       8,533    8.2     122,773     164,504   71.2
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------

Income (loss) from operations         $ 11,868   32.3    $ 16,396   34.9    $ 27,673   63.9    $ 77,806   75.0  $ (125,262)    $ 8,481    3.7
                                     ========== ======  ========== ======  ========== ======  ========== ======  ==========  ========== ======

Revisions were made to prior period amounts in order to conform to the current period's presentation.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novell, Inc. (Registrant)
Date: March 4, 2009	By /s/ Dana C. Russell (Signature) Senior Vice President and Chief Financial Officer (Title)